UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2018

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2018, NetScout Systems, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, the Company’s stockholders approved the amendment and restatement (the “Plan Amendment”) of the Company’s 2011 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 3,000,000 shares. The Purchase Plan was originally adopted in 2011. The Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

A summary of the Purchase Plan, as amended by the Plan Amendment, is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2018 Annual Meeting filed with the Securities and Exchange Commission on July 27, 2018 (the “Proxy Statement”) under the caption “Proposal 2: Approval of an Amendment and Restatement of the NetScout Systems, Inc. 2011 Employee Stock Purchase Plan”, which summary is incorporated herein by reference. That detailed summary and the foregoing description of the Purchase Plan, as amended, are qualified in their entirety by reference to the full text of the Purchase Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As referenced above, on September 12, 2018, the Company held its 2018 Annual Meeting. As of July 20, 2018, the record date for the 2018 Annual Meeting, 80,535,259 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders is set forth below.

1.

The Company’s stockholders elected each of Alfred Grasso and Vincent J. Mullarkey as Class I directors of the Company with each director to serve a three-year term until the Company’s 2021 annual meeting of stockholders. The voting results were as follows:

	Votes For	Withheld	Broker Non-Votes
Alfred Grasso	70,144,218	214,150	4,242,384
Vincent J. Mullarkey	69,440,410	917,958	4,242,384

2.	The Company’s stockholders approved the Plan Amendment. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
69,694,283	637,022	27,063	4,242,384

3.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
74,091,399	484,995	24,358	0

4.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,030,009	3,249,941	78,418	4,242,384

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amended and Restated NetScout Systems, Inc. 2011 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Jean Bua
Executive Vice President and Chief Financial Officer

Date: September 13, 2018